Exhibit 99.2

FROM OUR CEOs
Our mission has never been more relevant
Hello.
This is our first letter to you, our shareholders. Typically, shareholder letters aspire to project a stable, predictable world and profess a clear, easily achievable path for growth.
But it’s 2020, and normal is out the window. We’re on the heels of a presidential election where healthcare policy became the single most important issue facing our nation. Much of our economy remains on hold due to the COVID-19 pandemic, while our medical professionals work heroically to provide care. Meanwhile, the world is relying on our healthcare industry to provide vaccines and treatments to protect lives and the global economy.
In that context, GoodRx’s mission has never been more relevant. We started GoodRx to provide affordable and accessible healthcare, to provide information and guidance to demystify an incredibly complex industry, and, perhaps most importantly, to simply help people who have nowhere else to turn.
We are building the leading, consumer-focused digital healthcare platform.
Today, our talented and passionate team is focused on helping consumers navigate the pandemic, unemployment, and changes to insurance. In the last few months, we’ve:
Reached $25 billion in cumulative consumer savings provided to our consumers;
Extended our telehealth services to provide medical care for more than 150 conditions in all 50 states at prices that are often less than a typical insurance copay;
Introduced affordable home delivery for hundreds of prescriptions; and
Launched GoodRxHelps, our philanthropic initiative, to provide free medications at more than 20 clinics across America.
There is still so much that needs to be done to fix America’s broken healthcare system. This year has changed the world as we know it and we believe that there will be lasting changes to the way Americans find and receive healthcare. Millions of Americans have embraced telemedicine and home delivery. Millions more are turning to the internet to learn about their care and the choices available to them. Across the healthcare ecosystem, long-hidden information is flowing more freely and patients are being empowered to own their healthcare journey. Providers are learning that treatments and prescriptions don’t work if patients can’t afford them. The old model is broken, and Americans are ready to embrace a new, better way to stay healthy.
We intend to run towards this opportunity and be here for all Americans. We will continue to invest our strong cash flow in our platform, product, user experience, and brand, with the goal of creating the best consumer experience and improved healthcare affordability and access for all Americans.
We are building much more than a company; we are building the leading, consumer-focused digital healthcare platform in the United States. Our impact will ultimately be measured by the lives we can positively impact and the care we help provide. We have never been more motivated.
Thank you for joining us on this journey.
Doug Hirsch and Trevor Bezdek
Co-Founders & Co-CEOs, GoodRx

Q3 2020 HIGHLIGHTS
1 Monthly Active Consumers represent the number of unique consumers who have used a GoodRx code to purchase a prescription medication in a given calendar month and have saved money compared to the list price of the medication. Monthly Active Consumers do not include subscribers to our subscription offerings, consumers of our pharmaceutical manufacturers solutions offering, or consumers who used our telehealth offerings. When presented for a quarter, Monthly Active Consumers is averaged over the three calendar months in such quarter.
2 Adjusted EBITDA, Adjusted EBITDA Margin, and Adjusted Net Income are non-GAAP financial measures and are presented for supplemental informational purposes only. Refer to the Non-GAAP financial measures section below for definitions, additional information, and a reconciliation to the most directly comparable GAAP measures.
3 Adjusted EBITDA Margin is Adjusted EBITDA divided by Total Revenue.

ABOUT GOODRX
Since this is our first shareholder letter, we will take a moment to describe our business, the market in which we operate, our offerings, and the value we provide.
Our mission is to help Americans get the healthcare they need at a price they can afford.
For too many, healthcare in the U.S. is expensive, complicated, and confusing. Every year, Americans pay more out-of-pocket costs and face more insurance hurdles and restrictions. Too many families are uninsured or underinsured, forcing them to make painful sacrifices to just stay healthy. Lack of affordability in healthcare is a leading reason why Americans don’t get the care they need, which drives massive negative impacts across our entire nation.
We see exciting growth potential through our existing offerings, new services, and by helping more Americans save more money.
GoodRx operates in a sizeable industry, with a combined total addressable market of over $800 billion. The prescription market in the U.S alone, including prescriptions left at the counter, is estimated at over $500 billion of annual spend. The telehealth opportunity is estimated at $250 billion, and our manufacturer solutions offering has a potential annual market value of over $30 billion.
We see exciting growth potential as we continue to attract new consumers through our existing offerings and launch new services to improve healthcare affordability and access for all Americans. As we extend our platform, we believe we will help more people at different stages of the consumer healthcare journey, deliver more value to our consumers and generate higher consumer lifetime value.
Our Offerings
PRESCRIPTIONS
Our prescriptions offering allows consumers to save money by simply presenting GoodRx at one of the 70,000 pharmacies where GoodRx is accepted. While healthcare pricing is extremely complex, we provide consumers with price transparency through a simple, easy to use, and convenient digital interface. Our proprietary platform aggregates over 200 billion prescription pricing data points from a variety of healthcare sources every day, providing consumers with comparison tools and access to lower prices. A consumer simply searches for their medication on the GoodRx website or app and presents GoodRx at the pharmacy of their choice to save up to 80% when they purchase or pick up their prescription.
When a consumer uses GoodRx to fill a prescription and save money, we earn fees from our partners. After a consumer has used GoodRx once, their discount information is saved to the consumer’s profile at the pharmacy. From then on, a GoodRx discount typically applies to all future refills as well as, in many cases, fills for other prescriptions at that location, without the consumer having to re-present GoodRx. This powerful mechanism, in addition to the typical refill cycle and long-term nature of most prescriptions, drives strong repeat activity on our platform. Since 2016, over 80% of transactions for our prescription offering have come from repeat activity, which refers to the second and later use of our discounted prices by a single GoodRx consumer.
SUBSCRIPTIONS
Our subscription plans are a natural extension of our successful prescription product. They address the same consumer need and generally offer greater savings than our prescription offering. We launched our first subscription offering, GoodRx Gold, in 2017, and added a second offering, Kroger Savings, in 2018.

Our growing subscription programs provide savings of up to 90% off standard list prices on more than 1,000 medications.
GoodRx Gold
Subscribers pay a monthly fee ($5.99 for individuals or $9.99 for families of up to five) to access even lower prices at select participating pharmacies. Over 1,000 prescription medications are available for under $10 through GoodRx Gold, with savings of up to 90% off standard list prices. We recently added a mail order feature to the GoodRx Gold plan, that provides Gold subscribers with additional value and convenience at no additional subscription cost.
Kroger Rx Savings Club powered by GoodRx
We partner with Kroger, the fourth largest retail pharmacy in the United States, to offer a tailored subscription product to Kroger consumers for an annual fee ($36.00 for individuals or $72.00 for families of up to six). Subscribers get access to lower prescription prices at Kroger pharmacies, including over 100 common generic medications for free, $3.00, or $6.00, along with savings on more than 1,000 other generic medications. We have recently extended our contract with Kroger for multiple years and are excited to continue our fruitful partnership.
MANUFACTURER SOLUTIONS
Approximately 20% of searches on our platform are for brand-name medications. Brand medications tend to be expensive, and insurance coverage can be complicated and restrictive. Pharmaceutical manufacturers often offer affordability solutions such as co-pay cards, patient assistance programs, and other savings options to help consumers afford the therapy they need. We partner with manufacturers to advertise and integrate their affordability solutions into our platform, helping them reach high-intent consumers searching GoodRx for their medication.
This product increases overall consumer satisfaction, provides additional savings options on our platform, and drives incremental consumer lifetime value for us at minimal incremental acquisition cost. We generate revenue from our manufacturer partners who advertise, integrate, and communicate their affordability solutions to consumers on our platform.
TELEHEALTH
Our telehealth platform is designed to meet our consumers’ demand for timely, convenient and affordable access to healthcare. Our two-pronged approach includes our own telehealth provider, HeyDoctor by GoodRx, as well as our GoodRx Telehealth Marketplace, which launched in March 2020. Our marketplace brings third party providers to our platform and provides consumers with a breadth of services on one single platform. Our marketplace has added additional providers for services, conditions, and geographies to our telehealth offerings, and also includes providers for the conditions and geographies already covered by HeyDoctor, providing consumers with broader choice.
Our data suggests that approximately 20% of consumers who search for medications on GoodRx do not have a prescription at the time of their search. Through our telehealth products, we can provide these and other consumers with a convenient and affordable way to receive a diagnosis and a prescription online, when medically appropriate, starting at $20 a visit. Once a consumer completes an online visit via HeyDoctor, the consumer may choose to fill the prescription at retail locations using GoodRx, or via mail order through a third-party GoodRx partner.

Our Value Proposition
We are fortunate to have a business that serves multiple stakeholders in the healthcare ecosystem — starting first and foremost with American consumers.
CONSUMERS
HEALTHCARE PROFESSIONALS
PBMs, PHARMACIES, PHARMACEUTICAL MANUFACTURERS AND TELEHEALTH PROVIDERS
1 GoodRx Net Promoter Score (“NPS”) based on a survey of consumers on the GoodRx website in February, 2020.
2 GoodRx survey, February 2020.
3 Based on days with most downloads on Apple App Store and Google Play App Store 2017-June 30, 2020

Q3 HIGHLIGHTS
Our Business
Working remotely hasn’t slowed us down. During the third quarter we launched a number of new products, improved existing services, and continued to help Americans get the healthcare they need. Here are a few highlights:
Q3 HIGHLIGHTS
Our Business
Working remotely hasn’t slowed us down. During the third quarter we launched a number of new products, improved existing services, and continued to help Americans get the healthcare they need. Here are a few highlights:
A New Record for Monthly Active Consumers
During the quarter, a record 4.9 million monthly active consumers used GoodRx to save money on their prescriptions.
GoodRx Gold Expands, Launches Mail Order
We continued to enhance the user experience of GoodRx Gold. We have been focused on better integrating this program into our platform and optimizing acquisition and conversion, which resulted in accelerating new subscriber momentum. As the pandemic made it more challenging for Americans to visit retail pharmacies, we launched prescription mail order services within the Gold experience, enabling Americans to receive prescribed medications by mail in just days. Today, we offer hundreds of common medications by mail for less than $10, which improves access, saves patients money, and offers needed convenience when leaving home is not an option.
HeyDoctor by GoodRx Expands Telehealth Services, Launches Mail Order
HeyDoctor, our low-cost online telehealth service, expanded to provide care to Americans in all 50 states as patient demand continued to be strong. We launched new services, including short-term medication refills for more than 500 drugs, as well as care for poison ivy, anxiety, stress, depression, herpes and more. We added prescription mail order to HeyDoctor as well, enabling Americans to have an affordable, safe doctor visit with a medical professional and order prescribed medications for home delivery. We are proud that HeyDoctor by GoodRx was awarded ‘Best Telehealth Company’ at the 2020 UCSF Digital Health Awards.
Manufacturer Solutions Launches 30+ New Partnerships
We continued to increase our focus on providing assistance to reduce the cost of brand-name prescriptions for Americans. In the third quarter, we launched more than 30 integrated programs with manufacturers as well as care portals for several brands. This new functionality provides additional ways to help patients find both savings and resources to help manage their conditions.
Kroger Rx Savings Club Renewed and Extended
We extended our relationship as the exclusive prescription savings program for Kroger, America’s largest grocery chain. The Kroger Rx Savings Club powered by GoodRx has provided hundreds of thousands of customers with exclusive access to discounts on commonly prescribed generic medications for widespread conditions in the U.S., including diabetes, asthma, mental health issues, women’s health concerns, gastrointestinal issues and heart health. The program provides up to 85% savings on thousands of prescriptions. We’re excited to make additional product and marketing investments in this plan now that it has been extended.
GoodRx Helps Unveiled
As part of our IPO in September, we set aside more than one million shares of GoodRx to be used for GoodRx Helps, our philanthropic initiative. GoodRxHelps plans to work with providers at free clinics across the nation, providing no-cost prescriptions for low-income patients who have nowhere else to turn.
We continue to scale our product offerings to better serve the needs of consumers and save them money throughout their healthcare journey.

Financials
PRESCRIPTION TRANSACTION REVENUE
Third quarter prescription transaction revenue grew 30% year-over-year to $124.4 million, driven by a 29% increase in monthly active consumers.
While we have seen an increase in activity in our prescriptions offering and in the number of our monthly active consumers compared to the second quarter of 2020, we believe our prescription offering continues to be impacted by COVID-19, as many consumers cancel or defer physician visits.
OTHER REVENUE
Other third quarter revenue grew by 170% year-over-year to $16.1 million, driven by an increase in the number of subscribers of our Gold and Kroger plans, an increase in revenue from pharmaceutical manufacturers, and an increase in telehealth revenue driven by HeyDoctor and the launch of our GoodRx Telehealth Marketplace in March 2020.

GAAP NET (LOSS) INCOME
Third quarter Net Loss was $50.0 million, compared to Net Income of $19.6 million in the third quarter of 2019. The loss was primarily due to a $105.9 million year-over-year increase in stock-based compensation, including $98.1 million of stock-based compensation related to the Co-Chief Executive Officers’ awards made in connection with the IPO.
ADJUSTED EBITDA
Third quarter Adjusted EBITDA grew 23% year-over-year to $53.2 million. Adjusted EBITDA Margin was 37.8%, a 460 basis point year-over-year decrease due to growth of our telehealth offering and continued investments in product development and technology, as well as in our general and administrative infrastructure.
On a quarter-over-quarter basis, Adjusted EBITDA Margin decreased 220 basis points, primarily due to an increase in advertising spend. After reducing advertising spend in certain channels in Q2 2020 due to the impact of the COVID-19 pandemic as many consumers avoided visiting healthcare professionals and pharmacies in-person, we increased our advertising spend in Q3 as more consumers resumed their interaction with the healthcare system. We will continue to evaluate the impact of the COVID-19 pandemic on our business and actively manage our consumer acquisition spending accordingly.
Adjusted EBITDA and Adjusted EBITDA Margin are non-GAAP financial measures and are presented for supplemental informational purposes only. Refer to the Non-GAAP financial measures section below for definitions, additional information, and a reconciliation to the most directly comparable GAAP measures.

ADJUSTED NET INCOME
Third quarter Adjusted Net Income grew 53% year-over-year to $35.6 million, driven by overall business growth and lower Interest Expense resulting from refinancing our debt in the fourth quarter of 2019 and lower interest rates.
Adjusted Net Income is a non-GAAP financial measure and is presented for supplemental informational purposes only. Refer to the Non-GAAP financial measures section below for definitions, additional information, and a reconciliation to the most directly comparable GAAP measures.
NET CASH PROVIDED BY OPERATING ACTIVITIES
Third quarter Net Cash Provided by Operating Activities was $32.7 million, consisting of $50.0 million of Net Loss, adjusted for $115.0 million of non-cash expenses, made up primarily of stock-based compensation of $106.9 million, including $98.1 million of stock-based compensation related to the Co-Chief Executive Officers’ awards made in connection with the IPO, and adjusted for $32.3 million of net cash used as a result of changes in operating assets and liabilities. The changes in operating assets and liabilities were primarily driven by increases in income tax receivable due to our third quarter tax benefit and tax payments for our first and second quarters income taxes, which were delayed to the third quarter due to COVID-19 tax relief.

GUIDANCE
Our outlook for the fourth quarter and full year 2020, is as follows:
Q4 2020 GUIDANCE
Revenue
Approximately $148 million
31% year-over-year growth
Adjusted EBITDA Margin
30.0% – 31.0%
FY 2020 GUIDANCE
Revenue
Approximately $545 million
40% year-over-year growth
Adjusted EBITDA Margin
Approximately 36.5%
Adjusted EBITDA Margin is a non-GAAP financial measure and is presented for supplemental informational purposes only. We have not reconciled our Adjusted EBITDA Margin guidance to GAAP net income (loss) margin because we do not provide guidance for GAAP net income (loss) margin due to the uncertainty and potential variability of stock-based compensation and income tax (benefit), which are reconciling items between Adjusted EBITDA Margin and GAAP net income (loss) margin. Because such items cannot be reasonably provided without unreasonable efforts, we are unable to provide a reconciliation of the non-GAAP financial measure guidance to the corresponding GAAP measure. However, such items could have a significant impact on GAAP net income (loss) margin.

FORWARD-LOOKING STATEMENTS
This shareholder letter contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this shareholder letter that do not relate to matters of historical fact should be considered forward-looking statements, including without limitation statements regarding our future operations and financial results, our plans relating to GoodRx Helps, the underlying trends in our business, our market opportunity, the anticipated impact of COVID-19 on our business, our potential for growth, demand for our offerings, our strategic growth priorities and future offerings and our strategy. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, risks related to our limited operating history and early stage of growth; our ability to achieve broad market education and change consumer purchasing habits; our ability to continue to attract, acquire and retain consumers in a cost-effective manner; our reliance on our prescription offering and ability to expand our offerings; changes in medication pricing and pricing structures; our inability to control the categories and types of presguidacriptions for which we can offer savings or discounted prices; our reliance on a limited on number of industry participants; the competitive nature of industry; risks related to pandemics, epidemics or outbreak of infection disease, including the COVID-19 pandemic; the accuracy of our estimate of our total addressable market and other operational metrics; the development of the telehealth market; our ability to maintain and expand a network of skilled telehealth providers; risks related to negative media coverage; our ability to respond to changes in the market for prescription pricing and to maintain and expand the use of GoodRx codes; our ability to maintain positive perception of our platform and brand; risks related to our material weaknesses in our internal control over financial reporting and any future material weaknesses; risks related to use of social media, emails, text messages and other messaging channels as part of our marketing strategy; our ability to accurately forecast revenue and appropriately plan our expenses in the future; risks related to information technology and cyber-security; compliance with government regulation of the internet, e-commerce and data and other regulations; our ability to utilize our net operating loss carryforwards and certain other tax attributes; management’s ability to manage our transition to being a public company; our ability to attract, develop, motivate and retain well-qualified employees; risks related to general economic factors, natural disasters or other unexpected events; risks related to our acquisition strategy; risks related to our debt arrangements; interruptions or delays in service on our apps or websites; our reliance on third-party platforms to distribute our platform and offerings; our reliance on software-as-a-service technologies from third parties; systems failures or other disruptions in the operations of these parties on which we depend; changes in consumer sentiment or laws, rules or regulations regarding tracking technologies and other privacy matters; risks related to our intellectual property; risks related to operating in the healthcare industry; risks related to our organizational structure; as well as the other important factors discussed in our Quarterly Report on Form 10-Q for the three months ended September 30, 2020, our prospectus filed with the Securities and Exchange Commission on September 24, 2020, and our other filings with the SEC. These factors could cause actual results to differ materially from those indicated by the forward-looking statements made in this shareholder letter. Any such forward-looking statements represent management’s estimates as of the date of this shareholder letter. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

FINANCIAL STATEMENTS
GoodRx Holdings, Inc.
Condensed Consolidated Balance Sheets
(Unaudited)
(in thousands, except par values)
September 30,
2020
December 31,
2019
Assets
Current assets
Cash and cash equivalents
$ 1,075,024
$26,050
Restricted cash
2,900
—
Accounts receivable, net
63,518
48,129
Prepaid expenses and other current assets
39,630
12,403
Total current assets
1,181,072
86,582
Property and equipment, net
16,757
1,860
Goodwill
261,116
236,225
Intangible assets, net
39,225
21,267
Capitalized software, net
15,400
5,178
Operating lease right-of-use assets
29,318
32,315
Deferred tax assets, net
1,687
2,207
Other assets
2,230
1,162
Total assets
$ 1,546,805
$386,796
Liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
Current liabilities
Accounts payable
$ 14,014
$7,851
Accrued expenses and other current liabilities
36,093
15,556
Current portion of debt
7,029
7,029
Operating lease liabilities, current
3,029
2,937
Total current liabilities
60,165
33,373
Debt, net
688,891
663,893
Operating lease liabilities, net of current portion
34,424
37,129
Deferred tax liabilities, net
1,772
—
Other liabilities
5,144
2,974
Total liabilities
790,396
737,369
Commitments and contingencies
Redeemable convertible preferred stock
—
737,009
Stockholders’ equity (deficit)
Preferred stock
—
—
Common stock, $0.002 par value
—
460
Common stock, $0.0001 par value
39
—
Additional paid-in capital
1,848,549
8,788
Accumulated deficit
(1,092,179)
(1,096,830)
Total stockholders’ equity (deficit)
756,409
(1,087,582)
Total liabilities, redeemable convertible preferred stock and stockholders’ equity (deficit)
$386,796

GoodRx Holdings, Inc.
Condensed Consolidated Statements of Operations
(Unaudited)
Three Months Ended September 30,
Nine Months Ended September 30,
(in thousands, except per share amounts)
2020
2019
2020
2019
Revenue
$140,453
$101,745
$397,156
$274,968
Costs and operating expenses:
Cost of revenue, exclusive of depreciation and amortization presented separately below
7,540
3,396
20,383
9,420
Product development and technology
15,846
7,844
38,133
19,480
Sales and marketing
65,113
44,950
180,195
122,639
General and administrative
108,479
4,102
120,698
10,165
Depreciation and amortization
5,160
3,609
14,026
9,355
Total costs and operating expenses
202,138
63,901
373,435
171,059
Operating (loss) income
(61,685)
37,844
23,721
103,909
Other expense (income):
Other expense (income), net
1
(4)
(20)
(3)
Interest income
(24)
(271)
(140)
(580)
Interest expense
6,264
12,773
21,697
39,452
Total other expense, net
6,241
12,498
21,537
38,869
(Loss) income before income tax expense
(67,926)
25,346
2,184
65,040
Income tax benefit (expense)
17,894
(5,727)
2,467
(14,219)
Net (loss) income
$(50,032)
$19,619
$4,651
$50,821
Net (loss) income attributable to common stockholders
Basic
$(50,032)
$12,616
$3,045
$32,638
Diluted
$(50,032)
$12,708
$3,092
$32,858
(Loss) earnings per share:
(Loss) earnings per share - basic
$(0.21)
$0.06
$0.01
$0.14
(Loss) earnings per share - diluted
$(0.21)
$0.05
$0.01
$0.14
Weighted average shares used in computing (loss) earnings per share:
Basic
241,061
227,058
233,727
226,251
Diluted
241,061
231,770
244,529
230,559
Stock-based compensation included in costs and operating expenses:
Cost of revenue
$57
$—
$98
$—
Product development and technology
2,958
449
4,772
1,265
Sales and marketing
4,284
331
5,762
931
General and administrative
99,574
176
100,572
496

GoodRx Holdings, Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)
Nine Months Ended September 30,
(in thousands)
2020
2019
Cash flows from operating activities
Net income
$4,651
$50,821
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization
14,026
9,355
Amortization of debt issuance costs
2,430
2,545
Non-cash operating lease expense
3,431
1,497
Stock-based compensation
111,204
2,692
Change in fair value of contingent consideration
901
—
Deferred income taxes
2,292
26
Changes in operating assets and liabilities, net of effect of business acquisitions
Accounts receivable
(10,928)
(8,013)
Prepaid expenses and other assets
(31,832)
(181)
Accounts payable
3,411
1,461
Accrued expenses and other current liabilities
13,763
7,956
Operating lease liabilities
1,641
(1,454)
Other liabilities
1,501
66
Net cash provided by operating activities
116,491
66,771
Cash flows from investing activities
Purchase of property and equipment
(15,681)
(992)
Acquisitions, net of cash acquired
(55,793)
(31,306)
Capitalized software
(10,333)
(2,987)
Net cash used in investing activities
(81,807)
(35,285)
Cash flows from financing activities
Proceeds from issuance of common stock in initial public offering, net of underwriting discounts and commissions
891,793
—
Proceeds from private placement
100,000
—
Proceeds from long-term debt
28,000
—
Payments on long-term debt
(5,272)
(10,088)
Payment of debt issuance costs
(1,306)
—
Issuance of common stock
—
1,623
Payments of initial public offering issuance costs
(1,840)
—
Proceeds from exercise of stock options
5,148
2,065
Proceeds from early exercise of stock options
667
—
Net cash provided by (used in) financing activities
1,017,190
(6,400)
Net change in cash, cash equivalents and restricted cash
1,051,874
25,086
Cash, cash equivalents and restricted cash
Beginning of period
26,050
34,600
End of period
$1,077,924
$59,686

NON-GAAP MEASURES
Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Income and Adjusted EPS are supplemental measures of our performance that are not required by, or presented in accordance with, U.S. GAAP. We also present each cost and operating expense on our statement of operations on an adjusted basis. Collectively, we refer to these non-GAAP financial measures as our “Non-GAAP Measures”.
We define Adjusted EBITDA for a particular period as net income before interest, taxes, depreciation and amortization, and as further adjusted for acquisition related expenses, stock-based compensation expense, payroll tax expense related to stock-based compensation, loss on extinguishment of debt, financing related expenses and other expense (income), net. Adjusted EBITDA Margin represents Adjusted EBITDA as a percentage of revenue.
We define Adjusted Net Income for a particular period as net income adjusted for amortization of intangibles related to acquisitions, financing related expenses, loss on extinguishment of debt, acquisition related expenses, stock-based compensation expense, payroll tax expense related to stock-based compensation and as further adjusted for estimated income tax on such adjusted items. We calculate income tax expense in interim periods by applying an estimated annual effective tax rate to income (loss) before income taxes and by calculating the tax effect of discrete items recognized during the period. As such, we adjusted our estimated annual effective tax rate in order to account for our Non-GAAP Adjusted Net Income adjustments. Adjusted income tax expense was determined by applying the adjusted estimated annual effective tax rate to Non-GAAP Adjusted Income before income taxes and including the tax effect of discrete items recognized during the period. Adjusted tax expense excludes excess tax benefits/deficiencies recognized discretely in connection with stock-based compensation. Adjusted EPS is Adjusted Net Income attributable to common stockholders divided by weighted average number of shares. The weighted average shares we use in computing adjusted earnings per share – basic is equal to our GAAP weighted average shares- basic and the weighted average shares we use in computing adjusted earnings per share – diluted is equal to either GAAP weighted average shares – basic or GAAP weighted average shares – diluted, depending on whether the Company has adjusted net loss or adjusted net income, respectively.
We assess our performance by evaluating each cost and operating expense on our statement of operations on a non-GAAP, or adjusted, basis. The adjustments to these cost and operating expense items include amortization of intangibles related to acquisitions, acquisition-related expenses, stock-based compensation expense, payroll tax expense related to stock-based compensation, and financing related expenses, as applicable.
We believe our Non-GAAP Measures are helpful to investors, analysts and other interested parties because they assist in providing a more consistent and comparable overview of our operations across our historical financial periods. Adjusted EBITDA is also a key measure we use to assess our financial performance and is also used for internal planning and forecasting purposes. In addition, Adjusted EBITDA, Adjusted Net Income and Adjusted EPS are frequently used by analysts, investors and other interested parties to evaluate and assess performance.
The Non-GAAP Measures are presented for supplemental informational purposes only and should not be considered as alternatives or substitutes to financial information presented in accordance with GAAP. These measures have certain limitations in that they do not include the impact of certain expenses that are reflected in our consolidated statement of operations that are necessary to run our business. Other companies, including other companies in our industry, may not use these measures or may calculate these measures differently than as presented in this Quarterly Report on Form 10-Q, limiting their usefulness as comparative measures.

The following table presents a reconciliation of Adjusted EBITDA to net income, the most directly comparable financial measure calculated in accordance with GAAP.
Three Months Ended September 30,
Nine Months Ended September 30,
(in thousands)
2020
2019
2020
2019
Net (loss) income
$(50,032)
$19,619
$4,651
$50,821
Adjusted to exclude the following:
Interest income
(24)
(271)
(140)
(580)
Interest expense
6,264
12,773
21,697
39,452
Income tax expense (benefit)
(17,894)
5,727
(2,467)
14,219
Depreciation and amortization
5,160
3,609
14,026
9,355
Other expense (income), net
1
(4)
(20)
(3)
Loss on extinguishment of debt
—
—
—
—
Payroll tax expense related to stock-based compensation
323
5
404
143
Financing related expenses(1)
—
85
1,306
85
Acquisition related expenses(2)
2,481
685
3,724
1,659
Stock based compensation(3)
106,873
956
111,204
2,692
Adjusted EBITDA
$53,152
$43,184
$154,385
$117,843
Adjusted EBITDA Margin
37.8%
42.4%
38.9%
42.9%
(1) Financing related expenses include third party fees related to proposed financings.
(2) Acquisition related expenses include third party fees for actual or planned acquisitions, including related legal, consulting and other expenditures, retention bonuses to employees related to acquisitions, and change in fair value of contingent consideration.
(3) Non-cash expenses related to equity-based compensation programs, which vary from period to period depending on various factors including the timing, number and the valuation of awards.

The following tables present a reconciliation of Adjusted Net Income to net income, the most directly comparable financial measure calculated in accordance with GAAP, and calculation of Adjusted Earnings per Share.

| | Three Months Ended September 30, | | Nine Months Ended September 30, | |
|---|---|---|---|---|
| *(in thousands, except per share amounts)* | 2020 | 2019 | 2020 | 2019 |
| Net (loss) income | $ (50,032) | $ 19,619 | $ 4,651 | $ 50,821 |
| Adjusted to exclude the following: | | | | |
| Amortization of intangibles related to acquisitions | 3,651 | 2,912 | 10,352 | 7,768 |
| Financing related expenses(1) | — | 85 | 1,306 | 85 |
| Loss on extinguishment of debt | — | — | — | — |
| Acquisition related expenses(2) | 2,481 | 685 | 3,724 | 1,659 |
| Stock based compensation(3) | 106,873 | 956 | 111,204 | 2,692 |
| Payroll tax expense related to stock-based compensation | 323 | 5 | 404 | 143 |
| Income tax benefit on excluded items and adjusting for excess tax benefits/deficiencies on stock-based compensation exercises | (27,661) | (1,036) | (30,538) | (3,021) |
| Adjusted net income | $ 35,635 | $ 23,226 | $ 101,103 | $ 60,147 |
| Less: Adjusted undistributed earnings allocated to convertible preferred stock(4) | (11,698) | (8,290) | (34,913) | (21,520) |
| Adjusted net income attributable to common stockholders – basic | $ 23,937 | $ 14,936 | $ 66,190 | $ 38,627 |
| Add: Adjusted undistributed earnings reallocated to holders of common stock(4) | 597 | 109 | 1,025 | 260 |
| Adjusted net income attributable to common stockholders – diluted | $ 24,534 | $ 15,045 | $ 67,215 | $ 38,887 |
| **Weighted average shares used in computing Adjusted earnings per share:** | | | | |
| Weighted average shares – basic | 241,061 | 227,058 | 233,727 | 226,251 |
| Dilutive impact of stock options and restricted stock awards | 19,300 | 4,712 | 10,802 | 4,308 |
| Weighted average shares - diluted | 260,361 | 231,770 | 244,529 | 230,559 |
| **Adjusted earnings per share** | | | | |
| Basic | $ 0.10 | $ 0.07 | $ 0.28 | $ 0.17 |
| Diluted | $ 0.09 | $ 0.06 | $ 0.27 | $ 0.17 |

(1) Financing related expenses include third party fees related to proposed financings.
(2) Acquisition related expenses include third party fees for actual or planned acquisitions, including related legal, consulting and other expenditures, retention bonuses to employees related to acquisitions, and change in fair value of contingent consideration.
(3) Non-cash expenses related to equity-based compensation programs, which vary from period to period depending on various factors including the timing, number and the valuation of awards.
(4) Consistent with the Company's GAAP treatment, the Company allocates adjusted net income between common stock and participating securities based upon their respective rights to receive dividends as if all income for the period had been distributed. The Company considers redeemable convertible preferred stock to be participating securities as preferred stockholders have rights to participate in dividends with the common stockholders. The Company computes Adjusted Net Income Attributable to Common stockholders - diluted and Adjusted EPS - diluted under a two-class method where income is reallocated between common stock, potential common stock and participating securities. Potential common stock includes stock options and restricted stock awards and is computed using the treasury stock method.

The weighted average number of redeemable convertible preferred stock outstanding during each period was as follows

| | Three Months Ended September 30, | | Nine Months Ended September 30, | |
|---|---|---|---|---|
| *(in thousands)* | 2020 | 2019 | 2020 | 2019 |
| Redeemable convertible preferred stock | 117,825 | 126,046 | 123,285 | 126,046 |

GoodRx Holdings, Inc. | Q3 2020 Letter to Shareholders page 19

Each cost and operating expense is adjusted for acquisition related expenses, stock-based compensation expense, amortization of intangible assets related to acquisitions, payroll tax expense related to stock-based compensation, and financing related expenses.

| | GAAP Three Months Ended September 30, | | Adjusted Three Months Ended September 30, | | GAAP Nine Months Ended September 30, | | Adjusted Nine Months Ended September 30, | |
|---|---|---|---|---|---|---|---|---|
| *(dollars in thousands)* | **2020** | **2019** | **2020** | **2019** | **2020** | **2019** | **2020** | **2019** |
| Cost of revenue | 7,540 | 3,396 | 7,483 | 3,396 | 20,383 | 9,420 | 20,285 | 9,420 |
| *% of Revenue* | *5.4%* | *3.3%* | *5.3%* | *3.3%* | *5.1%* | *3.4%* | *5.1%* | *3.4%* |
| Product development and technology | 15,846 | 7,844 | 12,512 | 7,240 | 38,133 | 19,480 | 32,207 | 18,060 |
| *% of Revenue* | *11.3%* | *7.7%* | *8.9%* | *7.1%* | *9.6%* | *7.1%* | *8.1%* | *6.6%* |
| Sales and marketing | 65,113 | 44,950 | 60,817 | 44,619 | 180,195 | 122,639 | 174,421 | 121,708 |
| *% of Revenue* | *46.4%* | *44.2%* | *43.3%* | *43.9%* | *45.4%* | *44.6%* | *43.9%* | *44.3%* |
| General and administrative | 108,479 | 4,102 | 6,489 | 3,306 | 120,698 | 10,165 | 15,858 | 7,937 |
| *% of Revenue* | *77.2%* | *4.0%* | *4.6%* | *3.2%* | *30.4%* | *3.7%* | *4.0%* | *2.9%* |
| Depreciation and amortization | 5,160 | 3,609 | 1,509 | 697 | 14,026 | 9,355 | 3,674 | 1,587 |
| *% of Revenue* | *3.7%* | *3.5%* | *1.1%* | *0.7%* | *3.5%* | *3.4%* | *0.9%* | *0.6%* |
| Operating (loss) income | (61,685) | 37,844 | 51,643 | 42,487 | 23,721 | 103,909 | 150,711 | 116,256 |
| *% of Revenue* | *(43.9%)* | *37.2%* | *36.8%* | *41.8%* | *6.0%* | *37.8%* | *37.9%* | *42.3%* |

GoodRx Holdings, Inc. | Q3 2020 Letter to Shareholders page 20

The following table presents a reconciliation of each Non-GAAP, or Adjusted, cost and expense measure to its most directly comparable financial measure calculated in accordance with GAAP.
September 30, 2020
September 30, 2019
(dollars in thousands)
2020
2019
2020
2019
Cost of revenue 7,540 3,396 20,383 9,420
Stock based compensation (57) —   (98) —
Adjusted cost of revenue 7,483 3,396 20,285 9,420
Product development and technology 15,846 7,844 38,133 19,480
Acquisition related expenses (376) (155) (1,154) (155)
Stock based compensation (2,958) (449) (4,772) (1,265)
Adjusted product development and technology 12,512 7,240 32,207 18,060
Sales and marketing 65,113 44,950 180,195 122,639
Acquisition related expenses (12) —   (12) —
Stock based compensation (4,284) (331) (5,762) (931)
Adjusted sales and marketing 60,817 44,619 174,421 121,708
General and administrative 108,479 4,102 120,698 10,165
Financing related expenses —   (85) (1,306) (85)
Acquisition related expenses (2,093) (530) (2,558) (1,504)
Stock based compensation (99,574) (176) (100,572) (496)
Payroll tax expense related to stock-based compensation (323) (5) (404) (143)
Adjusted general and administrative 6,489 3,306 15,858 7,937
Depreciation and amortization 5,160 3,609 14,026 9,355
Amortization of intangibles related to acquisitions (3,651) (2,912) (10,352) (7,768)
Adjusted depreciation and amortization 1,509 697 3,674 1,587
Operating (loss) income (61,685) 37,844 23,721 103,909
Amortization of intangibles related to acquisitions 3,651 2,912 10,352 7,768
Financing related expenses —   85 1,306 85
Acquisition related expenses 2,481
685
3,724
1,659
Stock based compensation
106,873
956
111,204
2,692
Payroll tax expense related to stock-based compensation
323
5
404
143
Adjusted operating income
51,643
42,487
150,711
116,256